Note 18	6 Months Ended
Jun. 30, 2023
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Current and deferred taxes
The balance under the heading "Tax assets" in the condensed consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	June 2023	December 2022
Tax assets
Current tax assets	2,244	1,978
Deferred tax assets	15,374	14,747
Total	17,618	16,725
Tax liabilities
Current tax liabilities	1,000	1,415
Deferred tax liabilities	2,087	1,520
Total	3,087	2,935
Tax expense or income related to profit or loss from continuing operations
The heading "Tax expense or income related to profit or loss from continuing operations" recorded an expense amounting € 1,978 million in the first half of 2023 applying the estimated tax rate for BBVA Group for the year 2023. In the first half of 2022 an expense of €1,650 million was recorded. In 2023, it is included the revaluation for tax purposes of the immovable properties and other depreciable assets of Garanti BBVA AS arising from the application of the temporary article no. 32 as well as paragraph (ç) of article no. 298 of the Tax Procedure Law no. 213; as of June 30, 2023, a corporate income tax expense credit has been generated in the consolidated financial statements of the BBVA Group, amounting to approximately €205 million, due to the higher tax base of the assets. The increase in the tax base of the assets, which represents a corrective effect of inflation with relation to taxation, will be taken into account when calculating the corporate income tax liability every year.
Corporate Income Tax in Turkey
Following its publication in the Official Gazette on July 15, 2023, Law No. 7456 on Additional Motor Vehicle Tax and Amendments to Certain Laws as well as Decree Law No. 375, for Compensation of Economic Losses Caused by the Earthquakes on February 6, 2023, has entered into force in Turkey. Among other aspects, this Law provides for the modification of the general corporate income tax rate in Turkey from 20% to 25%. However, the general tax rate for banks and financial institutions is increased to 30% (it was already 25%). This change is applicable to profits generated in tax periods beginning on or after January 1, 2023. The Group does not expect significant impacts from this reform.